UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2008

MORRIS PUBLISHING GROUP, LLC
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or other jurisdiction of incorporation)

333-112246	26-2569462
(Commission File Number)	(IRS Employer Identification No.)

725 Broad Street; Augusta, Georgia	30901
(Address of Principal Executive Offices)	(Zip Code)

(706) 724-0851
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Amendment No. 1 on Form 8-K/A for the purpose of amending our press release announcing our financial results for the three months and nine months ended September 30, 2008 to include the correct conference number for the audio replay of the conference call held Wednesday, November 12, 2008, at 10:00 a.m. Eastern Time. A copy of Morris Publishing’s original press release with the corrected conference number is furnished as Exhibit 99.1.

Item 2.02.	Results of Operations and Financial Condition.

On November, 2008, Morris Publishing Group, LLC issued a press release announcing its financial results for the three months and nine months ended September 30, 2008.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1
Press Release of Morris Publishing Group, LLC, dated November 12, 2008, reporting Morris Publishing Group’s financial results for the three months and nine months ended September 30, 2008, which includes the corrected conference number for audio replay.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:November 12, 2008	MORRIS PUBLISHING GROUP, LLC
	By:	/s/ Steve K. Stone
Steve K. Stone Senior Vice President and Chief Financial Officer